EXHIBIT 99.1

Unaudited Pro Forma Consolidated Financial Statements
(Introductory Note)

The unaudited pro forma consolidated balance sheet as of September 30, 2013, and the unaudited pro forma consolidated statements of operations for the nine-month period ended September 30, 2013 and for the year ended December 31, 2012, give effect to transactions by Ekso Bionics, Inc. (“Ekso Bionics”) and Ekso Bionics, Holdings, Inc., formerly known as PN Med Group, Inc. (“Holdings”), occurring in connection with the Merger and include (a) the bridge loan financing in November 2013, (b) the recapitalization of Holdings, split-off of pre-Merger assets and liabilities, and conversion of Ekso Bionics shares into Holdings shares, (c) the private placement of securities including conversion of the bridge loan, and (d) the repayment of the senior secured note, all of which occurred on January 15, 2014 on the historical financial statements of Ekso Bionics, as if those transactions occurred on September 30, 2013 for purposes of the pro forma consolidated balance sheet, and on the first day of the respective periods for purposes of the pro forma consolidated statements of operations. These pro forma financial statements are also prepared adopting the Ekso Bionics’ year end of December 31.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and does not purport to represent what Ekso Bionics’ actual results of operations or financial position would have been had the transactions actually been completed on or at the beginning of the indicated periods, and is not indicative of future results of operations or financial condition.

The historical financial information of Holdings for the nine-month period ended September 30, 2013 has been derived from the unaudited financial statements for the period from January 30, 2012 (inception) to September 30, 2013 and the period from January 30, 2012 (inception) to December 31, 2012. The unaudited pro forma consolidated financial information should be read in conjunction with the Company's audited and unaudited consolidated financial statements and notes thereto. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.

Ekso Bionics, Inc. and Subsidiary

Pro Forma Consolidated Balance Sheets

September 30, 2013

(unaudited)

				Total
				Pro
				Forma	As
	Ekso Bionics	Holdings		Adjustments	Adjusted

Assets
Current assets:
Cash and cash equivalents	$227,098	$438	(a)	$5,000,000	$14,474,180
			(a)	(587,000)
			(b)	(1,063,918)
			(d)	(438)
			(e)	15,580,000
			(e)	(2,190,000)
			(f)	(2,492,000)
Accounts receivable	665,287	-		-	665,287
Inventories	905,245	-		-	905,245
Prepaid expenses and other current assets	970,483	-		-	970,483
Total current assets	2,768,113	438		14,246,644	17,015,195

Property and equipment, net	1,421,714				1,421,714
Deferred costs of revenue	837,971				837,971
Other assets	55,405				55,405
Total assets	$5,083,203	$438		$14,246,644	$19,330,285

Liabilities, Convertible Preferred Stock and Stockholders' Deficit
Current liabilities:
Notes payable, current portion	$1,998,410	$-	(b)	$(932,634)	$130,020
			(f)	(935,756)
Accounts payable	1,919,845	9,324	(d)	(9,324)	1,919,845

Accrued liabilities	827,972	750	(b)	77,239	654,716
			(d)	(750)
			(f)	(250,495)

Customer advances and deferred revenues	2,440,443	-		-	2,440,443

Convertible debt	-	-	(a)	5,000,000	-
			(e)	(5,000,000)

Liability due to early stock option exercise	6,617	-		-	6,617
Total current liabilities	7,193,287	10,074			5,151,641

Non-current liabilities:
Customer advances and deferred revenues	2,291,344				2,291,344
Notes payable, less current portion	1,247,197		(f)	(1,205,749)	41,448

Warrant liability	596,885		(c)	(596,885)	-
Deferred rent	132,762				132,762
Debt issuance costs	-		(a)	(587,000)	-
			(e)	587,000
Total liabilities	11,461,475	10,074		1,802,634	7,617,195

Convertible preferred stock issuable in series, $0.001 par value: 10,365,000, 10,365,000, and 21,151,850 shares authorized at December 31, 2011 and 2012 and September 30, 2013 (unaudited) respectively; 4,737,146, 8,831,619, and 14,010,963 shares issued and outstanding at December 31, 2011 and 2012 and September 30, 2013 (unaudited) respectively; liquidation preference of $1.75 - $2.10 at December 31, 2011 and 2012 and September 30, 2013 (unaudited)	27,323,933		(c)	(27,323,933)	-

Stockholders' equity (deficit):

Common stock, $0.001 par value; 26,000,000, 30,000,000, and 40,000,000 shares authorized at December 31, 2011 and 2012 and September 30, 2013 (unaudited) respectively; 9,738,580, 9,887,079, and 10,372,040 shares issued and outstanding at December 31, 2011 and 2012 and September 30, 2013 (unaudited) respectively	10,001	6,350	(d)	(6,350)	67,946
			(d)	37,115
			(e)	20,830

Additional paid-in capital	1,522,673	25,650	(c)	27,323,933	47,318,461
			(c)	596,885
			(d)	(25,650)
			(e)	17,782,170
			(g)	92,800

Accumulated deficit	(35,234,879)	(41,636)	(b)	(208,523)	(35,673,317)
			(d)	41,636
			(d)	(37,115)
			(f)	(100,000)
			(g)	(92,800)
Total stockholders' equity (deficit)	(33,702,205)	(9,636)		18,100,998	11,713,090

Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$5,083,203	$438		$14,246,644	$19,330,285

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Ekso Bionics, Inc. and Subsidiary

Pro Forma Consolidated Statements of Operations

Period from January 1, 2013 to September 30, 2013

(Unaudited)

	Ekso Bionics	Holdings		Pro forma Adjustments	As Adjusted

Gross revenue	$2,514,004	$-		$-	$2,514,004
Cost of revenue	(1,793,807)	-		-	(1,793,807)
Gross profit	720,197			-	720,197

Operating expenses:
General and administrative	2,854,332	29,055	(h)	(29,055)	2,854,332
Research and development	2,164,840				2,164,840
Sales and marketing	3,238,832				3,238,832
Total operating expenses	8,258,004	29,055		(29,055)	8,258,004

Loss from operations	(7,537,807)	(29,055)		29,055	(7,537,807)

Other income (expense):
Interest income	4,003	-		-	4,003
Interest expense	(1,482,950)	-		-	(1,482,950)
Other expense	(73,880)	-		-	(73,880)
	(1,552,827)	-		-	(1,552,827)

Net loss before provision for income taxes	(9,090,634)	(29,055)		-	(9,090,634)

Provision for income taxes	-	-		-	-

Net loss	$(9,090,634)	$(29,055)		$29,055	$(9,090,634)

EPS
Basic shares assumed outstanding			(i)		67,946,146
Pro forma net loss per share			(i)		$(0.13)

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Ekso Bionics, Inc. and Subsidiary

Pro Forma Consolidated Statements of Operations

Year ended December 31, 2012

	Ekso Bionics	Holdings	Pro forma Adjustments		As Adjusted

Total revenue	$2,706,577	$-	$-		$2,706,577
Cost of revenue	(2,336,277)	-	-		(2,336,277)
Gross profit	370,300	-	-		370,300

Operating expenses:
General and administrative	4,381,066	12,581 (h)	(12,581)		4,381,066
Research and development	4,304,317				4,304,317
Sales and marketing	5,925,907				5,925,907
Total operating expenses	14,611,290	12,581	(12,581)		14,611,290

Loss from operations	(14,240,990)	(12,581)	12,581		(14,240,990)

Other income (expense):
Interest income	10,692	-	-		10,692
Interest expense	(736,346)	-	-		(736,346)
Other expense	(75,315)	-	-		(75,315)
Total other income (expense), net	(800,969)	-	-		(800,969)

Net loss	$(15,041,958)	$(12,581)	$12,581		$(15,041,958)

EPS
Basic shares assumed outstanding				(i)	67,946,146
Pro forma net loss per share				(i)	$(0.22)

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Ekso Bionics Holdings, Inc. (f.k.a. PN Med Group, Inc.), and

Ekso Bionics, Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

Note 1 - INTRODUCTION

The Merger, Offering and Other Related Transactions

In January 2014, Ekso Bionics entered into and executed several contemporaneous and related transactions (together, the “Transaction”), as described below.

Merger

Ekso Bionics Holdings, Inc., formerly known as PN Med Group, Inc. (“Holdings”), was incorporated in the State of Nevada on January 30, 2012, as a distributor of medical supplies and equipment to municipalities, hospitals, pharmacies, care centers, and clinics in Chile. Holdings was a “shell company” as defined in Rule 12b-2 of the Exchange Act. Holdings’ fiscal year end is currently March 31 but has been changed to December 31 in connection with the Merger as discussed below.

Ekso Bionics, Inc. (“Ekso Bionics”) was incorporated in the State of Delaware on January 19, 2005 and is a leading developer and manufacturer of bionic exoskeletons where it has pioneered the field of robotic exoskeletons to augment human strength, endurance and mobility.

On January 15, 2014, Holdings and a newly formed wholly-owned subsidiary of Holdings, Ekso Acquisition Corp. (“Acquisition Sub”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger”) with Ekso Bionics. Under the Merger agreement, Acquisition Sub merged with and into Ekso Bionics, with Ekso Bionics remaining as the surviving corporation and with the shareholders of Ekso Bionics exchanging all of their common stock, preferred stock and warrants to purchase such securities issued and outstanding immediately prior to the closing of the Merger into an aggregate of 42,615,546 shares of Holdings’ common stock and 621,363 warrants to purchase common stock. These shares are in addition to 4,500,600 outstanding shares of Holdings common stock held by Holdings’ shareholders at the time of the Merger.

Upon the closing of the Merger, under the terms of a split-off agreement and a general release agreement, Holdings transferred all of its pre-Merger operating assets and liabilities to a newly formed wholly-owned special-purpose subsidiary (“Split-Off Subsidiary”), and transferred all of the outstanding shares of capital stock of Split-Off Subsidiary to the pre-Merger majority stockholder of Holdings and the former sole officer and director of Holdings (the “Split-Off”), in consideration of and in exchange for (i) the surrender and cancellation of an aggregate of all shares of Holdings’ common stock held by such stockholder (which will be cancelled and will resume the status of authorized but unissued shares of our common stock) and (ii) certain representations, covenants and indemnities.

Holdings’ Articles of Incorporation were amended prior to the Merger to authorize the issuance of 500,000,000 shares of common stock and 10,000,000 million shares of “blank check” preferred stock.

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Ekso Bionics, as the accounting acquirer, will record the Merger as the acquisition of Holdings, accompanied by a recapitalization, as the sellers of Ekso Bionics effectively control the combined companies immediately following the transaction. As such, Ekso Bionics is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a reverse acquisition.  Accordingly, the assets and liabilities and the historical operations that will be reflected in Holdings’ ongoing financial statements will be those of Ekso Bionics and will be recorded at the historical cost basis of Ekso Bionics.   Holdings’ historical capital accounts and retained earnings will be retroactively adjusted to reflect the split-off of assets and liabilities, and the equivalent number of shares issued by it in the Transaction while Ekso Bionic’s historical accumulated deficit will be carried forward.

In accordance with “reverse merger” accounting treatment, Holdings’ historical financial statements as of period end, and for periods ended, prior to the Merger will be replaced with the historical financial statements of Ekso Bionics prior to the Merger in all future filings with the SEC. This accounting is identical to that resulting from a reverse merger, except that no goodwill or other intangible assets are recorded. Merger costs (consisting of legal, accounting and other professional fees) have been reflected as a reduction of PPO proceeds in the pro forma financial statements. The Merger is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Private Placement Offering

On January 15, 2014, in contemplation of the Merger, Holdings closed a private placement offering (the “PPO”) of 15,580,000 Units of securities at a purchase price of $1.00 per Unit, each Unit consisting of one share of the common stock and a warrant to purchase one share of common stock at an exercise price of $2.00 per share and a term of five years (the “PPO Warrants”) for a total of $15,580,000 in cash proceeds. The PPO included the issuance of 5,000,000 shares of common stock and a warrant to purchase 2,500,000 shares of common stock (“Bridge Warrants”) upon conversion of the Bridge Notes as discussed below.

In January 2014, 250,000 shares of Holdings’ common stock were issued to an adviser to Ekso Bionics.

Bridge Note Financing

In November 2013, Ekso completed a private placement to accredited investors of $5,000,000 of its senior subordinated secured convertible notes (the “Bridge Notes”). Stated interest on the Bridge Notes was 10% per annum payable on July 15, 2014, subject to earlier conversion as described below. Interest on the Bridge Notes was payable at maturity; provided that if the Bridge Notes are converted as described below, accrued interest would be forgiven.

Upon the closing of the Merger and the PPO, the outstanding principal amount of the Bridge Notes was automatically converted into Units (as described above) at a conversion price of $1.00 per Unit, and investors in the Bridge Notes received a warrant to purchase a number of shares of common stock equal to 50% of the number of shares of common stock contained in the Units into which the Bridge Notes were converted (aggregate warrants to purchase 2,500,000 shares of common stock), at an exercise price of $1.00 per share for a term of three years (the “Bridge Warrants”).

Other Warrants

In addition to the PPO Warrants and Bridge Warrants discussed above, warrants on shares of common stock totaling 2,058,000 were issued to certain placement agents for services in connection with the PPO. Warrants to purchase 225,000 shares of common stock were also issued to a prior lender in connection with the Merger who provided an accommodation.

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Stock Options to Directors, Officers and Employees

Director, officer and employee options to purchase shares of Ekso Bionics’ common stock issued and outstanding immediately prior to the closing of the Merger converted into like options to purchase equivalent shares of Holdings common stock. It is assumed that the conversion of options does not give rise to any gain or loss for financial reporting purposes, and therefore, there is no accounting consequence reflected in these pro forma financial statements.

Director options to purchase 450,000 shares of common stock and employee options to purchase 1,850,000 shares of common stock are not issued as part of the Merger, and therefore, no expense is included in these pro forma financial statements.

Note 2 – PRO FORMA PRESENTATION

General

The unaudited pro forma consolidated balance sheet as of September 30, 2013, and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 give effect to:

1)	the convertible Bridge Note financing in November 2013,
2)	the Merger with Holdings in exchange for stock, warrants and options including conversion of Ekso Bionics’ preferred stock to common stock,
3)	the offering and sale of 20,580,000 Units (including the conversion of the Bridge Loan), at a purchase price of $1.00 per Unit, each Unit consisting of one share of common stock and a warrant to purchase one share of common stock (at an exercise price of $2.00 per share and a term of five years) for $15,580,000 in cash proceeds, and warrant to purchase 2,500,000 shares of common stock issued upon conversion of the Bridge Loan,
4)	the repayment of the Senior Secured Note, and
5)	the issuance of warrants for the purchase of 2,058,000 shares of common stock to the placement agents for services in connection with the transaction, and a warrant for the purchase of 225,000 shares of common stock to a prior lender who made an accommodation, as if those transactions occurred on September 30, 2013 for purposes of the pro forma consolidated balance sheet, and on the first day of the respective period for purposes of the pro forma consolidated statement of operations.

Pro forma Adjustments

Adjustments to the accompanying unaudited pro forma consolidated financial statements are as follows:

Balance Sheet

(a)	Reflects the proceeds from the sale of convertible bridge notes totaling $5,000,000 less costs of issuance of $587,000, which closed in November 2013 based upon the assumption the transaction occurred as of September 30, 2013.
(b)	Reflects principal and interest payments made and interest accrued on the Senior Secured Note between October 1, 2013 and January 15, 2014.
(c)	Reflects all outstanding pre-merger Ekso Bionics convertible preferred stock converted into equivalent Holdings common stock, as if such conversions and exchanges occurred as of September 30, 2013. The conversion of pre-merger convertible preferred stock into Holdings common stock will be accounted for at the carryover basis because the conversion/exchange was pursuant to the original terms of the respective agreements.
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(d)	Reflects the recapitalization of Holdings to adjust the par value to $0.001 per share for 42,615,546 shares of common stock issued to Ekso Bionics shareholders and to the 4,500,600 shares held by Holdings pre-merger shareholders as if such recapitalization occurred at September 30, 2013. Also reflects split-off of Holdings’ assets and liabilities, and the elimination of Holdings’ accumulated deficit for periods prior to the Merger into Ekso Bionics for accounting purposes.
(e)	Reflects the proceeds from the sale of 20,580,000 Units of securities (including the conversion of the Bridge Notes) for $15,580,000 in cash (excluding the proceeds from the Bridge Notes) and the conversion of the Bridge Notes into 5,000,000 shares of common stock with warrants to purchase 2,500,000 shares of common stock, net of estimated costs (consisting of placement agent commissions, legal and accounting fees) of approximately $2,190,000, assumed to be paid in cash at time of closing as if the transactions occurred at September 30, 2013. The fair value of (i) the 250,000 shares issued to an adviser, and (ii) 2,058,000 warrants issued to the Bridge Placement Agent and Placement Agent, will be accounted for at fair value as an increase in accumulated paid in capital (APIC) and a decrease to the proceeds raised in the offering; accordingly, there is no net effect on equity and, therefore, these issuances are not reflected in the pro forma financial statements. The conversion of the Bridge Notes into Holdings’ common stock is assumed to be accounted for at the carryover basis because the conversion/exchange was pursuant to the original terms of the agreement.
(f)	Reflects the repayment of the Senior Secured Note including a $100,000 prepayment penalty recorded as interest expenses/accumulated deficit as if such repayment occurred at September 30, 2013.
(g)	Reflects the issuance of warrants to purchase 225,000 shares of common stock at the estimated fair value of $92,800 to a prior lender in connection with services related to the conversion of the Bridge Notes and the Merger reflected as an increase in APIC and interest expense/accumulated deficit as if such issuance occurred at September 30, 2013.

Pro forma consolidated statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012

(h)	Eliminates Holdings’ expenses as if the split-off occurred at the beginning of the periods presented.
(i)	The pro forma weighted average shares outstanding gives effect to the exchange of pre-merger shares and the newly issued shares in the Merger as if the exchange and issuance occurred at the beginning of the periods presented. The effect of any potentially dilutive warrants and options were anti-dilutive; therefore, dilutive earnings per share is equivalent to basic earnings per share.

The pro forma consolidated statements of operations do not eliminate interest expense (including the mark-to-market adjustments) related to the November 2012 Bridge Note which was converted into Series B convertible preferred stock in May 2013 and then converted into common stock in the Merger, nor the interest expense (including the mark-to-market adjustments) related to the warrants on preferred stock accounted for as liabilities prior to being converted into common stock in the Merger because the assumption that such financings would not have occurred because of the Merger is not sufficiently supportable. Interest expense which has not been eliminated in the pro forma consolidated statement of operations for these liabilities is as follows:

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	Nine months ended September 30, 2013	Year ended December 31, 2012

Senior Secured Note	$499,000	$508,000

November 2012 convertible bridge note	$962,000	$216,767

(The historical statements of operations through September 30, 2013 do not include interest expense related to the second Bridge Note issued in November 2013 which converted to common stock in the Merger transaction. As a result, there is no adjustment to eliminate the related interest expense.)

The estimated fair value of $92,800 for the warrants to purchase 225,000 shares of common stock issued to a prior lender as an accommodation related to the Merger has not been reflected in the pro forma statements of operations because the amount is directly related to the Merger and is non-recurring.

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